Exhibit 10.1


                                FORM OF WARRANT

                                Void After


THIS WARRANT AND THE UNDERLYING COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED UNDER THAT ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. FURTHER, SUCH TRANSFER IS SUBJECT TO THE CONDITIONS SPECIFIED HEREIN AND NO TRANSFER OF SUCH SECURITIES MAY BE CONSUMMATED UNLESS AND UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

                           Securacom, Incorporated

                 Warrant for the Purchase of Common Stock

         Securacom, Incorporated, a Delaware Corporation (the "Company") hereby certifies that, for value received, (the "Holder") is entitled, subject to terms set forth below, to purchase from the Company fully paid and nonassessable shares of the Common Stock, $.01 par value per share (the "Common Stock"), of the Company at a purchase price of $ per share (the "Per Share Purchase Price") for a maximum aggregate purchase price of
                           ($           ) (the "Aggregate Purchase Price").  The
Shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares."

         1.  Exercise of Warrant

         This Warrant may be exercised by the Holder of this Warrant by surrendering it, together with the form of Subscription attached hereto, duly completed and executed by the Holder, to the Company and upon payment for the Warrant Shares prior to . If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock. Upon partial exercise, the Company shall promptly issue and deliver to the Holder of this Warrant a new Warrant or Warrants of like tenor for the unexercised portion remaining subject to exercise prior to the expiration date set forth herein.

         This Warrant will vest % per year over three years from and will be cancelled prior to vesting in the event the Holder either resigns from the Company or is terminated for justifiable cause.

         2.  Issuance of Certificates

         As soon as practicable after full or partial exercise of this Warrant and payment for the Warrant Shares, the Company will cause to be issued in the name of and delivered to the Holder of this Warrant a certificate or certificates for the number of full shares of Common Stock of the Company to which such Holder shall be entitled upon such exercise.




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         3.  Protection Against Dilution

         If this Warrant shall be exercised subsequent to any stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization or liquidation of the Company occurring after the date hereof as a result of which shares of any class shall be issued in respect of outstanding shares of Common Stock (or shall be issuable in respect of securities convertible into shares of Common Stock) or upon exercise of rights (other than this Warrant) to purchase shares of the same or a different number of shares of the same or another class or classes, this Warrant shall evidence, for the aggregate price paid upon such exercise, the right to purchase the aggregate number and class of shares exercised immediately before such stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization or liquidation.

         Prior to the expiration of this Warrant, the Company will reserve and keep available a sufficient number of shares of Common Stock to satisfy the requirements of this Warrant. The Company will take all actions as may be necessary to assure that all shares of capital stock issued upon exercise of this Warrant will be duly and validly authorized and issued and fully paid and nonassessable. The Company shall not be obligated to sell any shares of Common Stock or other securities upon exercise of this Warrant if, at the time of such exercise, such sale would violate any applicable laws or governmental rules or regulations regarding sales of securities.

         4.  Notice

         The Company shall give written notice by certified mail, return receipt requested, to the registered Holder of this Warrant at the Holder's address shown in the Company's books of stock dividend, distribution or subscription rights, adjustment or readjustment of the Per Share Purchase Price or the number of shares of Common Stock, or the date as of which the reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place. Such notice shall be mailed at least fifteen (15) business days, prior to the first of the dates specified above.

         5.  Restrictions on Transfer - Legends

         (a) The Warrant and the Common Stock that can be purchased upon its exercise shall not be transferable unless the terms and conditions of this Warrant have been strictly complied with. This Warrant shall bear the legend set forth on the face hereof and each certificate of Common Stock issued upon its exercise to the Holder or any subsequent transferee of any such certificate shall be imprinted with the legends in substantially the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and such shares may not be sold or transferred unless such sale or transfer is in accordance with the registration requirements of the Securities Act of 1933, as at the time amended, and the appropriate state securities laws, or unless some other exemption from the registration requirements of such Act and State laws is available with respect thereto. The shares represented by this Certificate are transferable only to the Corporation or to the Shareholders of the Corporation unless and until the Holder hereof


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                  shall have  complied  with all  provisions  of the Articles of
                  Incorporation, Bylaws and any applicable agreement with the Corporation affecting the sale thereof, copies of which are on file at the principal office of the Corporation."

         (b) Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder of this Warrant as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         6.  Amendment

         This Warrant and any of its terms may be changed only by a written instrument signed by the Company and the Holder.

         7.  Warrant Holder Not Shareholder

         Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

         8.  Loss, etc., of Warrant

         Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

         This Warrant shall be binding upon successors or assigns of the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and Chief Executive Officer and its corporate seal to be hereunto affixed.

Date:                                   Securacom, Incorporated


                                         By:



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                           SCHEDULE OF WARRANT HOLDERS


                                                                Number of
Name                                                         Warrants Held

Allen, Willie J. Jr..........................................  25,000
Giordano, Kathleen E.........................................  10,000
Lagow, R. Michael............................................  25,000
Sander, Charles C............................................  50,000
Thomas, Ronald C............................................. 159,382
Weinstein, Albert A..........................................  25,000


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